UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2012

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Boulevard

Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 3, 2012, Nexstar Broadcasting Group, Inc. (the “Company”) completed its previously announced acquisition (the “Acquisition”) of ten television stations and two associated digital sub-channels in seven markets as well as the Inergize Digital e-Media operations from entities controlled by privately-held Newport Television, LLC for $225.5 million in cash.

Item 8.01 Other Events.

On December 3, 2012, the Company issued a news release announcing the closing of the Acquisition. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Also on December 3, 2012, the Company issued a news release announcing the completion of its divestiture of KBTV, the FOX affiliate serving Beaumont/Port Arthur, Texas to San Antonio Television LLC and Deerfield Media [Port Arthur] Licensee, LLC for $14 million cash. A copy of the news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Financial statements of the business acquired have been previously filed on Form S-3 filed by the Company on November 5, 2012, and are incorporated herein by reference.

(b) Pro Forma Financial Information

Pro forma financial information has been previously filed by the Company on its Current Report on Form 8-K filed on November 19, 2012, and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Nexstar Broadcasting, Inc. and Newport Television, LLC, dated July 18, 2012 (incorporated by reference to Exhibit 2.1 to Nexstar Broadcasting Group, Inc.’s Current Report on Form 8-K filed on July 24, 2012).

99.1	News Release, dated December 3, 2012, issued by Nexstar Broadcasting Group, Inc.

99.2	News Release, dated December 3, 2012, issued by Nexstar Broadcasting Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: December 3, 2012

	By:	/s/ Thomas E. Carter
	Name:	Thomas E. Carter
	Title:	Executive Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and among Nexstar Broadcasting, Inc. and Newport Television, LLC, dated July 18, 2012 (incorporated by reference to Exhibit 2.1 to Nexstar Broadcasting Group, Inc.’s Current Report on Form 8-K filed on July 24, 2012).

99.1	News Release, dated December 3, 2012, issued by Nexstar Broadcasting Group, Inc.

99.2	News Release, dated December 3, 2012, issued by Nexstar Broadcasting Group, Inc.